Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this annual report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2008 of Affinion Group, Inc. (the “Issuer”).

In connection with the Form 10-K, each of the undersigned, Nathaniel J. Lipman and Todd H. Siegel, certify, pursuant to 18 U.S.C. Section 1350, that to the best of their knowledge:

(i) the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer as of the dates and for the periods indicated in the Form 10-K.

/s/ Nathaniel J. Lipman	/s/ Todd H. Siegel
Nathaniel J. Lipman	Todd H. Siegel
Chief Executive Officer	Chief Financial Officer
February 26, 2010	February 26, 2010